                                                                    Exhibit 99.1
                                                                    ------------

FOR IMMEDIATE RELEASE

For more information, contact:
Extreme Networks:
John Carvell                                    Valerie Bellofatto
Director of Investor Relations                  Sr. Director of Public Relations
408/579-3030                                    408/579-2963
investor_relations@extremenetworks.com          vbellofatto@extremenetworks.com
--------------------------------------          -------------------------------

                 EXTREME NETWORKS REPORTS FIRST QUARTER RESULTS



    Company met analysts revenue expectations, achieved breakeven performance and positive cash flow




SANTA CLARA, Calif., Oct. 17, 2001 - Extreme Networks, Inc., (Nasdaq: EXTR), a leader in Ethernet networking, today reported its first quarter results for the period ending September 30, 2001.

Net revenue for the first quarter of fiscal 2002 was $108.3 million, compared to $119.3 million for the same period last year. On a pro-forma basis Extreme Networks broke even for the first quarter of fiscal 2002, compared with pro-forma net income of $9.0 million, or $0.08 per share for the first quarter of fiscal 2001.

Actual net loss for the first quarter, which includes a charge of $40.1 million, amortization of goodwill and intangible assets, and deferred compensation of $14.7 million, was $36.0 million or $0.32 per share, compared with net income of $4.5 million or $0.04 per share for the same period last year.

"Although we were faced with the national tragedies of Sept. 11 at the most critical time during our quarter, we effectively managed all key aspects of our business," said Gordon Stitt, CEO and president of Extreme Networks. "We continue to gain new customers and increase our presence in existing installations, demonstrating that even during these difficult economic times our Ethernet switching systems remain very attractive to companies around the world. Our customer roster shows the strong inroads we made during the quarter in the regions that are actively building communications infrastructures, such as Japan and China.

"We have a strong product introduction schedule that strengthens our unique position to offer networking solutions that are simpler to manage, offer higher performance, provide a better return on investment and makes us well poised for growth when the sector returns to a more stable state. And, while our strategy makes us feel optimistic about the future, we are closely monitoring economic conditions and our operations to ensure that we continue to provide value to our shareholders."

Conference Call
---------------

Extreme Networks will host a conference call to discuss these results at 2 p.m. PT; for more information visit www.extremenetworks.com.
                               -----------------------


About Extreme Networks
----------------------

Extreme Networks, Inc., delivers the most effective applications infrastructure by creating networks that are faster, simpler and more cost-effective. Headquartered in Santa Clara, Calif., Extreme Networks markets its network switching solutions in more than 50 countries. For more information, visit www.extremenetworks.com.
-----------------------

                                      # # #

This announcement contains forward-looking statements that involve risks and uncertainties, including statements about future events or trends, and steps that we plan to take with respect to the financial results or financial condition of our company. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including, but not limited to: (i) our rapid growth and potential risks associated with this growth, and a limited operating history and limited history of profitability that make it more difficult to predict results; (ii) current economic trends in worldwide geographic markets; (iii) fluctuations in demand for our products and services; (iv) a highly competitive business environment for network switching equipment; and (v) the possibility that we might experience delays in the development of new technology and products. More information about potential factors that could affect our business and financial results is included in our Annual Report on Form 10-K for the year ended June 30, 2001, including, without limitation, under the captions: "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Risk Factors," which are on file with the Securities and Exchange Commission (http://www.sec.gov).

                             EXTREME NETWORKS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per-share amounts)
                                   (Unaudited)

                                                                          Three Months Ended
                                                                    ------------------------------
                                                                    September 30,    September 30,
                                                                         2001             2000
                                                                    -------------    -------------
Net revenue                                                           $ 108,289        $ 119,342

Cost and expenses:
   Cost of revenue                                                       83,312           58,090
   Research and development                                              16,411           11,743
   Sales and marketing                                                   36,985           35,115
   General and administrative                                             8,113            4,279
   Goodwill and deferred stock compensation                              14,726            6,850
                                                                    -------------    -------------
       Total costs and expenses                                         159,547          116,077
                                                                    -------------    -------------

Operating income (loss)                                                 (51,258)           3,265

Other income (expense), net                                              (3,578)           3,709
                                                                    -------------    -------------

Income (loss) before income taxes                                       (54,836)           6,974

Provision (benefit) for income taxes                                    (18,828)           2,441
                                                                    -------------    -------------

Net income (loss)                                                     $ (36,008)       $   4,533
                                                                    =============    =============


Net income (loss) per share - basic                                   $   (0.32)       $    0.04
                                                                    =============    =============
Net income (loss) per share - diluted                                 $   (0.32)       $    0.04
                                                                    =============    =============

Shares used in per share calculation - basic                            111,953          105,990
                                                                    =============    =============
Shares used in per share calculation - diluted                          111,953          118,892
                                                                    =============    =============

                             EXTREME NETWORKS, INC.

          PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (i)
                    (In thousands, except per-share amounts)
                                   (Unaudited)

                                                                              Three Months Ended
                                                                    ----------------------------------------
                                                                      September 30,         September 30,
                                                                          2001                  2000
                                                                    ------------------    ------------------
Net revenue                                                             $ 108,289             $ 119,342

Cost and expenses:
   Cost of revenue                                                         51,862                58,090
   Research and development                                                16,411                11,743
   Sales and marketing                                                     36,985                35,115
   General and administrative                                               5,413                 4,279
                                                                    ------------------    ------------------
       Total costs and expenses                                           110,671               109,227
                                                                    ------------------    ------------------

Operating income (loss)                                                    (2,382)               10,115

Other income, net                                                           2,422                 3,709
                                                                    ------------------    ------------------

Income before income taxes                                                     40                13,824

Provision for income taxes                                                     14                 4,838
                                                                    ------------------    ------------------

Net income                                                              $      26             $   8,986
                                                                    ==================    ==================


Net income per share - basic                                            $    0.00             $    0.09
                                                                    ==================    ==================

Net income per share - diluted                                          $    0.00             $    0.08
                                                                    ==================    ==================

Shares used in per share calculation - basic                              111,953               105,990
                                                                    ==================    ==================
Shares used in per share calculation - diluted                            118,416               118,892
                                                                    ==================    ==================

         (i) The pro forma statements exclude the impact of charges relating to contract manufacturers of $12.5 million in Q1 of 2002, other costs associated with the carrying value of inventory of $19.0 million in Q1 of 2002, the amortization of goodwill, intangibles and deferred stock compensation in all periods, a provision for bad debts of $2.7 million in Q1 of 2002 and minority investment write-downs in Q1 of 2002 of $6.0 million.

                             EXTREME NETWORKS, INC.

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)

                                                                        September 30,               June 30,
                                                                            2001                      2001
                                                                    ---------------------     ---------------------
                                                      Assets

    Current assets:
       Cash, cash equivalents and investments                       $       160,265           $       157,096
       Accounts receivable, net                                              52,077                    63,211
       Inventories, net                                                      51,584                    60,529
       Deferred tax assets                                                   25,883                    35,855
       Other current assets                                                     414                     2,235
                                                                    ---------------------     ---------------------
    Total current assets                                                    290,223                   318,926

    Property and equipment, net                                              57,966                    57,251
    Restricted investments                                                   80,000                    80,000
    Investments                                                              45,145                    34,406
    Goodwill and intangibles                                                102,034                   113,886
    Deferred tax assets                                                      69,857                    40,028
    Other long-term assets                                                    6,243                    12,025
                                                                    ---------------------     ---------------------
Total assets                                                        $       651,468           $       656,522
                                                                    =====================     =====================


                                       Liabilities and Stockholders' Equity

    Current liabilities:
       Accounts payable                                             $        50,230           $        35,890
       Deferred revenue                                                      30,860                    25,537
       Accrued liabilities                                                   49,556                    46,067
                                                                    ---------------------     ---------------------
    Total current liabilities                                               130,646                   107,494

    Long term deposit                                                           266                       266

    Total stockholders' equity                                              520,556                   548,762
                                                                    ---------------------     ---------------------

Total liabilities and stockholders' equity                          $       651,468           $       656,522
                                                                    =====================     =====================